AGENT DEFERRED COMPENSATION PLAN	12 Months Ended
Dec. 31, 2011
General Discussion of Pension and Other Postretirement Benefits [Abstract]
AGENT DEFERRED COMPENSATION PLAN
AGENT DEFFERED COMPENSATION PLAN

For our agent deferred compensation plan, it is our policy to immediately recognize changes in the actuarial benefit obligation resulting from either actual experience being different than expected or from changes in actuarial assumptions.

One of our insurance subsidiaries has a noncontributory, unfunded deferred compensation plan for qualifying members of its career agency force. Benefits are based on years of service and career earnings. The actuarial measurement date of this deferred compensation plan is December 31. The liability recognized in the consolidated balance sheet for the agents' deferred compensation plan was $136.4 million and $114.4 million at December 31, 2011 and 2010, respectively. Costs incurred on this plan were $26.3 million, $13.0 million and $11.9 million during 2011, 2010 and 2009, respectively (including the recognition of losses of $16.2 million, $3.6 million and $3.3 million in 2011, 2010 and 2009, respectively, primarily resulting from changes in the discount rate assumption used to determine the deferred compensation plan liability to reflect current investment yields). The estimated net loss for the agent deferred compensation plan that will be amortized from accumulated other comprehensive income (loss) into the net periodic benefit cost during 2012 is $3.0 million. We purchased COLI as an investment vehicle to fund the agent deferred compensation plan. The COLI assets are not assets of the agent deferred compensation plan, and as a result, are accounted for outside the plan and are recorded in the consolidated balance sheet as other invested assets. The carrying value of the COLI assets was $103.9 million and $102.7 million at December 31, 2011 and 2010, respectively. Changes in the cash surrender value (which approximates net realizable value) of the COLI assets are recorded as net investment income and totaled $(3.8) million, $5.0 million and $7.1 million in 2011, 2010 and 2009, respectively. We also recognized a death benefit of $2.9 million in 2009.

We used the following assumptions for the deferred compensation plan to calculate:

	2011	2010
Benefit obligations:
Discount rate	4.50%	5.50%
Net periodic cost:
Discount rate	5.50%	5.75%

The discount rate is based on the yield of a hypothetical portfolio of high quality debt instruments which could effectively settle plan benefits on a present value basis as of the measurement date. At December 31, 2011, for our deferred compensation plan for qualifying members of our career agency force, we assumed a 4 percent annual increase in compensation until the participant's normal retirement date (age 65 and completion of five years of service).

The benefits expected to be paid pursuant to our agent deferred compensation plan as of December 31, 2011 were as follows (dollars in millions):

2012	$5.0
2013	5.4
2014	5.9
2015	6.1
2016	6.4
2017 - 2021	37.5

The Company has qualified defined contribution plans for which substantially all employees are eligible. Company contributions, which match certain voluntary employee contributions to the plan, totaled $4.5 million, $4.1 million and $4.2 million in 2011, 2010 and 2009, respectively. Employer matching contributions are discretionary.